UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2023

____________________________

Solar Integrated Roofing Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-56256 (Commission File Number)		90-1502972 (IRS Employer Identification No.)
2831 St. Rose Parkway, Suite 200 Henderson, Nevada 89052 (Address of Principal Executive Offices) (Zip Code)

(702) 589-4651

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02Unregistered Sales of Equity Securities.

On January 13, 2023, Solar Integrated Roofing Corp. (the “Company”) and Brian Milholland and Milholland Family Trust LP (collectively, “Milholland”) entered into a Second Amendment to Settlement Agreement and Mutual Release (the “Second Amendment”), which amends the parties’ Settlement Agreement and Mutual Release, dated September 15, 2022, as previously amended (the “Settlement Agreement”).  Pursuant to the Second Amendment, and in partial payment of amounts due Milholland under the Settlement Agreement, the Company agreed to issue to Brian Milholland a total of 40,000,000 shares of the Company’s common stock (the “Shares”), of which 15,000,000 Shares were issued immediately and 25,000,000 Shares will be issued on April 14, 2023.

The Shares were offered and sold to Brian Milholland, an accredited investor, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Brian Milholland represented his intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act, and the Shares will bear appropriate legends. The offer and sale of the Shares were made without any general solicitation or advertising.

Item 8.01Other Events.

As described in Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 8.01 by reference, the Company entered into the Second Amendment to amend the Settlement Agreement, pursuant to which the Company was obligated to pay to Milholland an aggregate of $7,025,000 (the “Settlement Amount”), of which $25,000 previously had been paid.  Pursuant to the Second Amendment, in full satisfaction of the remaining Settlement Amount, the Company agreed to (i) issue the Shares to Brian Milholland, (ii) pay to Milholland the total sum of $1,600,000 in cash (the “Cash Payment”) in four equal installments of $400,000 each on the dates that are no later than 30 days, 120 days, 210 days and 300 days following the date that the Company raises aggregate gross proceeds of at least $10,000,000 in one or more capital raising transactions, and (iii) reimburse Milholland up to $250,000 in the aggregate for certain expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR INTEGRATED ROOFING CORP.

Date: January 17, 2023	By:	/s/ Martin S. McDermut
Martin S. McDermut,
Chief Financial Officer